UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2016

Hanesbrands Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road Winston-Salem, NC	27105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 519-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On May 31, 2016, Hanesbrands Inc. (the “Company”) issued a press release updating its full-year financial guidance for 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Company has also made available on the investors section of its corporate website, www.Hanes.com/investors, certain supplemental materials regarding the Company’s financial results and business operations (the “Supplemental Information”). A copy of the Supplemental Information is attached as Exhibit 99.2 to this Current Report on Form 8-K. All information in the Supplemental Information is presented as of the particular date or dates referenced therein, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided.

Exhibit 99.1 and Exhibit 99.2 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall Exhibit 99.1 and Exhibit 99.2 be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Exhibit 99.1 and Exhibit 99.2 contain disclosures about adjusted EPS and adjusted operating profit. Adjusted EPS and adjusted operating profit are not generally accepted accounting principle measures. The Company believes adjusted EPS and adjusted operating profit provide investors with an additional means of analyzing the company’s performance absent the effect of acquisition-related expenses and other actions. However, non-GAAP financial measures have limitations as analytical tools and and may be different from non-GAAP or other pro forma measures used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.

Statements in this Current Report on Form 8-K and accompanying exhibits that are not statements of historical fact, including those regarding the Company’s future financial results, are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are made only as of the date of this report and are based on the Company’s current intent, beliefs, plans and expectations. They involve risks and uncertainties that could cause actual future results, performance or developments to differ materially from those described in or implied by such forward-looking statements. These risks and uncertainties include the risks identified from time to time in the Company’s most recent Securities and Exchange Commission reports, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, registration statements, press releases and other communications. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, other than as required by law.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Press Release dated May 31, 2016
Exhibit 99.2	Supplemental Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 31, 2016	HANESBRANDS INC.

	By:	/s/ Richard D. Moss
Richard D. Moss
Chief Financial Officer

Exhibits

99.1	Press Release dated May 31, 2016
99.2	Supplemental Information